SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                June 3, 1997



                            NORWEST CORPORATION
            (Exact name of registrant as specified in its charter)



         Delaware                      1-2979               41-0449260
(State or other jurisdiction        (Commission           (IRS Employer
    of incorporation)               File Number)        Identification No.)



                  Norwest Center
               Sixth and Marquette
              Minneapolis, Minnesota                              55479
     (Address of principal executive offices)                  (Zip Code)





       Registrant's telephone number, including area code:  612-667-1234



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                                   Form 8-K

                              NORWEST CORPORATION

ITEM 5.     Other Events

On June 3, 1997, Norwest Corporation (the corporation) filed with the Delaware Secretary of State a Certificate of Amendment of Certificate of Incorporation amending its Restated Certificate of Incorporation to increase the corporation's authorized common stock from 500 million shares to one billion shares.


ITEM 7.     Exhibits

Filed herewith as Exhibit 3 is the Certificate of Amendment of Certificate of Incorporation.

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Exhibit

The following exhibit is filed in response to Item 601 of Regulation S-K.

        Exhibit No.      Exhibit

            3 Certificate of Amendment of Certificate of Incorporation of the Corporation filed on June 3, 1997, in the Office of the Delaware Secretary of State.






















                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           NORWEST CORPORATION



June 10, 1997                               By  /s/Laurel A. Holschuh
                                             Senior Vice President



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